Execution Version

Exhibit 10.2

SECOND AMENDMENT, dated as of April 25, 2018 (this “Amendment”), to the CREDIT AGREEMENT, dated as of February 19, 2016, as amended by the Consent, Waiver, and First Amendment, dated as of June 22, 2017 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among CME MEDIA ENTERPRISES B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands and with its corporate seat in Amsterdam, the Netherlands (“Borrower”), CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“CME Guarantor”), TIME WARNER INC., a Delaware corporation (“Guarantor”), the several banks and other financial institutions from time to time party thereto (the “Lenders”) and BNP PARIBAS, as administrative agent (the “Administrative Agent”).
WHEREAS, the Lenders under the Existing Credit Agreement have previously extended credit to Borrower under the Existing Credit Agreement in the form of outstanding Loans in the original aggregate principal amount of €468,800,000;
WHEREAS, CME Guarantor has entered into the CME Guarantee, and Guarantor and the Subsidiary Guarantors have entered into the Time Warner Guarantee, in connection with the Existing Credit Agreement;
WHEREAS, Borrower has requested that the Lenders (a) extend the maturity of the Loans and (b) effect certain other amendments to the Existing Credit Agreement as set forth herein;
WHEREAS, the CME Guarantor, Guarantor and the Subsidiary Guarantors have agreed to continue to guaranty the obligations entered in connection with the Existing Credit Agreement through the extended Maturity Date (as defined below);
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.
SECTION 2.     Amendment of Existing Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement, as so amended, being referred to herein as the “Credit Agreement”):
(a)     Section 1.01 of the Existing Credit Agreement is hereby amended by:
(i)     inserting the following new defined terms in appropriate alphabetical order:
“Second Amendment” means the Second Amendment, dated as of April 25, 2018, to this Agreement among Borrower, CME Guarantor, Guarantor, the Lenders and the Administrative Agent.
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
(ii)     amending and restating the following definition in its entirety to read as follows:
“Maturity Date” means April 26, 2023.
(b)     Section 2.10(a) and (b) of the Existing Credit Agreement are hereby amended and restated as follows:

“(a)    On or after the Second Amendment Effective Date, Borrower shall have a right from time to time to prepay any Borrowing in whole or in part, without premium or penalty (except as provided in Section 2.15 and Section 2.16), subject to prior notice in accordance with paragraph (c) of this Section.
(b)    Intentionally omitted. ”
SECTION 3.     Representations and Warranties. (a) Each of Borrower, CME Guarantor, and Guarantor, as applicable, hereby represents and warrants as to itself only (and not as to the other) that (i) this Amendment is within such Person’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Person, (ii) this Amendment has been duly executed and delivered by such Person, (iii) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing (provided that the Guarantor is only making this representation on behalf of itself and its Restricted Subsidiaries and the Defaults or Events of Default attributable to itself and its Restricted Subsidiaries and not with respect to any Defaults or Events of Default attributable to Borrower and its Subsidiaries, and Borrower is only making this representation on behalf of itself and its Subsidiaries and the Defaults or Events of Default attributable to itself and its Subsidiaries and not with respect to any Defaults or Events of Default attributable to the Guarantor and its Restricted Subsidiaries) and (v) the representations and warranties of such Person set forth in Article III of the Existing Credit Agreement (including, for the avoidance of doubt, Section 3.04(c), but the reference to September 30, 2015 therein shall be deemed to be December 31, 2017) and in the other Credit Documents are true and correct in all material respects (unless any such representation of warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects) on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless any such representation of warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects) as of such earlier date. Borrower represents and warrants that since December 31, 2017, there has been no material adverse change in the business, assets, operations or financial condition of Borrower and its consolidated subsidiaries, taken as a whole.
SECTION 4.     Effectiveness. This Amendment shall become effective on April 26, 2018 (the “Second Amendment Effective Date”), the date on which the following shall have been completed:
(a)     the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Borrower, CME Guarantor, Guarantor and all the Lenders;
(b)     the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Annex II hereto, duly executed and delivered by each party thereto;
(c)     the Administrative Agent shall have received favorable written opinions of (i) DLA Piper UK LLP, counsel for Borrower, (ii) Loyens & Loeff N.V., Dutch counsel for Borrower and (iii) Conyers Dill & Pearman, Bermuda counsel for Borrower;
(d)     the Administrative Agent shall have received a certificate from each of Borrower, CME Guarantor and Guarantor, in form and substance reasonably satisfactory to the Administrative Agent, dated the date hereof and signed by a Responsible Officer of Borrower, CME Guarantor and Guarantor, as applicable, confirming that on and as of the date hereof (i) the representations and warranties applicable to such Person set forth in the Credit Documents are true and correct in all material respects (except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred or is continuing; and
(e)     the Administrative Agent shall have received, for the account of each Lender, a consent fee as set forth on Annex I hereto.
It is understood and agreed that the conditions specified in clauses (a) through (d) in this Section 4 shall be satisfied on the date hereof and the condition specified in clause (e) shall be satisfied on the Second Amendment Effective Date. The Administrative Agent shall notify Borrower, Guarantor, CME Guarantor, and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

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Without limiting the generality of the provisions of Article VIII of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4 unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objections thereto.
SECTION 5.     Costs and Expenses. Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment.
SECTION 6.     Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.
(b)     Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations under the Guarantee, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.
(c)     On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby.
SECTION 7.     Interpretation. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.
SECTION 8.     Governing Law; Jurisdiction; Consent to Service of Process.
(a)     This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)     Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)     Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
SECTION 9.     Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Existing Credit Agreement shall be applicable to this Amendment as though set forth herein, mutatis mutandis.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CME MEDIA ENTERPRISES B.V., as Borrower

By:	/s/ Alphons van Spaendonck
Name: Alphons van Spaendonck
Title: Managing Director

By:	/s/ G. van den Berg
Name: Pan-Invest B.V., represented by G. van den Berg
Title: Managing Director

[Signature Page to Second Amendment]

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., as CME Guarantor

By:	/s/ David Sturgeon
Name: David Sturgeon
Title: Chief Financial Officer

[Signature Page to Second Amendment]

TIME WARNER INC., as Guarantor

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President & Treasurer

[Signature Page to Second Amendment]

BNP PARIBAS, as Administrative Agent and as Lender

By:	/s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director

BNP PARIBAS, as Administrative Agent and as Lender

By:	/s/ Karim Remtoula
Name: Karim Remtoula
Title: Vice President

[Signature Page to Second Amendment]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Xavier de Neuville
Name: Xavier de Neuville
Title: Director

By:	/s/ Stephen Tubb
Name: Stephen Tubb
Title: Managing Director

[Signature Page to Second Amendment]

MIZUHO BANK, LTD, as Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Athorized Signatory

[Signature Page to Second Amendment]

SOCIÉTÉ GENERALE, as Lender

By:	/s/ Shelley Yu
Name: Shelley Yu
Title: Director

[Signature Page to Second Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to Second Amendment]

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

[Signature Page to Second Amendment]

ANNEX II TO
SECOND AMENDMENT

ACKNOWLEDGMENT AND CONSENT
Reference is made to the SECOND AMENDMENT, dated as of April 25, 2018 (“Second Amendment”), to the CREDIT AGREEMENT, dated as of February 19, 2016, as amended by the Consent, Waiver, and First Amendment, dated as of June 22, 2017 (as further amended by the Second Amendment, the “Credit Agreement”), among CME MEDIA ENTERPRISES B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands and with its corporate seat in Amsterdam, the Netherlands, CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda, TIME WARNER INC., a Delaware corporation, the several banks and other financial institutions from time to time party thereto and BNP PARIBAS, as administrative agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by the Second Amendment and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Second Amendment.
CME Guarantor hereby (a) consents to the transactions contemplated by the Second Amendment and (b) acknowledges and agrees that the guarantees contained in the CME Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Second Amendment.

A-II-1

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

TIME WARNER INC., as Guarantor

By:
Name: Edward B. Ruggiero
Title: Senior Vice President & Treasurer

HISTORIC TW INC., as Subsidiary Guarantor

By:
Name: Edward B. Ruggiero
Title: Senior Vice President & Treasurer

TURNER BROADCASTING SYSTEM, INC., as Subsidiary Guarantor

By:
Name: Edward B. Ruggiero
Title: Senior Vice President & Assistant Treasurer

HOME BOX OFFICE, INC., as Subsidiary Guarantor

By:
Name: Edward B. Ruggiero
Title: Senior Vice President & Assistant Treasurer

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., as CME Guarantor

By:
Name: David Sturgeon
Title: Chief Financial Officer